UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 15, 2011

ALLSCRIPTS HEALTHCARE SOLUTIONS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-32085	36-4392754
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

222 Merchandise Mart Plaza, Suite 2024, Chicago, Illinois 60654

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (866) 358-6869

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On February 15, 2011, Allscripts Healthcare Solutions, Inc. (the “Company”) announced its earnings for the three months ended December 31, 2010. Further details are described in the press release issued by the registrant on February 15, 2011, which is furnished as Exhibit 99.1 hereto. The historical financial information contained therein is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On February 15, 2011, the Company announced forward-looking financial information for the fiscal year ending December 31, 2011. Further details are described in the press release issued by the registrant on February 15, 2011, which is furnished as Exhibit 99.1 hereto. The forward-looking financial information contained therein is incorporated herein by reference.

Item 8.01. Other Events.

On February 15, 2011, the Company disclosed that Glen E. Tullman, Chief Executive Officer, Lee Shapiro, President and Secretary, and William J. Davis, Chief Financial Officer, each adopted written stock trading plans (the “Trading Plans”) in December 2010 in accordance with guidelines specified under Rule 10b5-1 of the Securities Exchange Act of 1934, as amended (“Rule 10b5-1”), as well as Allscripts’ insider trading policies. Trading under the Trading Plans will begin at pre-determined dates set forth in the Trading Plans, but no sooner than February 18, 2011.

The Rule 10b5-1 trading plans are intended to permit the orderly disposition of a portion of their respective holdings of common stock of Allscripts, including stock that they have the right to acquire under outstanding stock options and restricted stock unit grants issued by the Company, as a part of their personal long term financial plans for asset diversification, liquidity and estate planning. The number of Allscripts’ shares estimated to be sold under the Trading Plans aggregates 575,000 shares in 2011 and 100,000 shares in 2012. Shares estimated to be sold in 2011 represent approximately 18.6% of their collective holdings including stock, restricted stock units and options. The total number of shares that may be sold under the Trading Plans represents less than 0.4% of Allscripts’ outstanding common stock.

Transactions made under the Rule 10b5-1 trading plans will be reported to the Securities and Exchange Commission in accordance with applicable securities laws, rules and regulations. A Rule 10b5-1 plan must be entered into in good faith at a time when the insider is not aware of material, non-public information. Subsequent receipt by the insider of material, non-public information will not prevent prearranged transactions under the Rule 10b5-1 plan from being executed.

The information contained in, or incorporated into, Item 2.02 and Item 7.01, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference to such filing.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.

Exhibit 99.1	Press Release dated February 15, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLSCRIPTS HEALTHCARE SOLUTIONS, INC.

Date: February 15, 2011	By:	/S/ WILLIAM J. DAVIS
William J. Davis
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.

Exhibit 99.1	Press Release dated February 15, 2011